Exhibit 99.1

DocuSign Announces Third Quarter Fiscal 2021 Financial Results

San Francisco – December 3, 2020 – DocuSign, Inc. (NASDAQ: DOCU), which offers the world’s #1 eSignature solution as part of the DocuSign Agreement Cloud, today announced results for its fiscal quarter ended October 31, 2020.

“As companies accelerate the digital transformation of their business and agreement processes, DocuSign’s role as an essential cloud platform continues to grow,” said Dan Springer, DocuSign CEO. “Our Q3 results reflect that tailwind, as well as the immediate and long-term value that customers see from eSignature and our broader Agreement Cloud.”

Third Quarter Financial Highlights

▪Total revenue was $382.9 million, an increase of 53% year-over-year. Subscription revenue was $366.6 million, an increase of 54% year-over-year. Professional services and other revenue was $16.3 million, an increase of 43% year-over-year.
▪Billings were $440.4 million, an increase of 63% year-over-year.
▪GAAP gross margin was 74% compared to 75% in the same period last year. Non-GAAP gross margin was 79% in both comparative periods.
▪GAAP net loss per basic and diluted share was $0.31 on 186 million shares outstanding compared to $0.26 on 178 million shares outstanding in the same period last year.
▪Non-GAAP net income per diluted share was $0.22 on 206 million shares outstanding compared to $0.11 on 191 million shares outstanding in the same period last year.
▪Net cash provided by operating activities was $57.4 million compared to $1.9 million net cash used in operating activities in the same period last year.
▪Free cash flow was $38.1 million compared to negative $14.1 million in the same period last year.
▪Cash, cash equivalents, restricted cash and investments were $675.6 million at the end of the quarter.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures and Other Key Metrics.”

Operational and Other Financial Highlights
▪DocuSign Agreement Cloud 2020 Product Release 3. DocuSign announced more than a dozen new product capabilities to help customers get remote work done faster and easier. This includes:
•eSignature for Slack which enables users to send and sign important documents from directly within Slack;
•Drawing which streamlines processes by enabling a sender or signer to upload an image and leave free-form markups on the image;
•Agreement Actions which allow admins to easily configure rules to automate common post-signature actions; and
•iOS App Updates which includes an improved user experience and new features (including drag-and-drop tagging) for DocuSign’s eSignature app for iOS.

▪New Products. DocuSign continues to expand the Agreement Cloud with new products that make agreement processes smarter, faster, and more secure.
•DocuSign Analyzer helps customers negotiate better agreements, faster. It applies the AI-powered advanced contract analytics of DocuSign Insight to incoming contracts, accelerating contract review and negotiation while helping to manage risk.
•DocuSign CLM+ adds AI-driven analytics from DocuSign Analyzer and Insight to DocuSign’s market-leading CLM solution. This combination empowers organizations to automate manual tasks, orchestrate complex workflows and eliminate unnecessary risks intelligently by embedding analytics and machine learning across every stage of the agreement lifecycle.
•DocuSign Monitor helps protect agreements with round-the-clock activity tracking. It uses advanced analytics to provide near real-time alerts—empowering security teams to detect unusual account activity, investigate incidents and respond to verified threats.
•DocuSign Quote Gen for Salesforce CPQ+ allows Salesforce CPQ customers to leverage Gen for Salesforce as their document-generation solution within CPQ+.

Outlook

The company currently expects the following guidance:

▪Quarter ending January 31, 2021 (in millions, except percentages):

Total revenue	$404	to	$408
Subscription revenue	$384	to	$388
Billings	$512	to	$522
Non-GAAP gross margin	78%	to	80%
Non-GAAP sales and marketing	42%	to	44%
Non-GAAP research and development	14%	to	16%
Non-GAAP general and administrative	9%	to	11%
Non-GAAP interest and other income (expense)	$(1)	to	$1
Provision for income taxes	$2	to	$3
Non-GAAP diluted weighted-average shares outstanding	205	to	210

▪Year ending January 31, 2021 (in millions, except percentages):

Total revenue	$1,426	to	$1,430
Subscription revenue	$1,355	to	$1,359
Billings	$1,700	to	$1,710
Non-GAAP gross margin	78%	to	80%
Non-GAAP sales and marketing	44%	to	46%
Non-GAAP research and development	13%	to	15%
Non-GAAP general and administrative	9%	to	11%
Non-GAAP interest and other income	$3	to	$5
Provision for income taxes	$7	to	$8
Non-GAAP diluted weighted-average shares outstanding	200	to	205

The company has not reconciled its expectations of non-GAAP financial measures to the corresponding GAAP measures because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Webcast Conference Call Information

The company will host a conference call on December 3, 2020 at 1:30 p.m. PT (4:30 p.m. ET) to discuss its financial results. A live webcast of the event will be available on the DocuSign Investor Relations website at investor.docusign.com. A live dial-in will be available domestically at 877-407-0784 or internationally at 201-689-8560. A replay will be available domestically at 844-512-2921 or internationally at 412-317-6671 until midnight (ET) December 17, 2020 using the passcode 13713254.

About DocuSign

DocuSign helps organizations connect and automate how they prepare, sign, act on, and manage agreements. As part of the DocuSign Agreement Cloud, DocuSign offers eSignature, the world's #1 way to sign electronically on practically any device, from almost anywhere, at any time. Today, over 820,000 customers and hundreds of millions of users in over 180 countries use DocuSign to accelerate the process of doing business and to simplify people’s lives.

For more information, visit www.docusign.com, call +1-877-720-2040, or follow @DocuSign on Twitter, LinkedIn, Facebook and Instagram.

Copyright 2020. DocuSign, Inc. is the owner of DOCUSIGN® and all its other marks (www.docusign.com/IP).

Investor Relations:
Annie Leschin
VP Investor Relations
investors@docusign.com

Media Relations:
Adrian Wainwright
Head of Communications
media@docusign.com

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, among other things, statements under “Outlook” above and any other statements about expected financial metrics, such as revenue, billings, non-GAAP gross margin, non-GAAP diluted weighted-average shares outstanding, and non-financial metrics, such as customer growth, as well as statements related to our expectations regarding the benefits of the DocuSign Agreement Cloud and enhancements to it, additions to the Agreement Cloud suite of products, and the anticipated benefits of the acquisition and integration of Seal Software and Liveoak Technologies. They also include statements about our future operating results and financial position, our business strategy and plans, market growth and trends, and our objectives for future operations. These statements are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

These risks include, among other things, risks related to the impact of the COVID-19 pandemic on our business, financial condition and results of operations as well as the businesses of our customers and partners and the economy as a whole; our ability to estimate the size of our total addressable market; our ability to effectively sustain and manage our growth and future expenses, achieve and maintain future profitability, attract new customers and maintain and expand our existing customer base; our ability to scale and update our platform to respond to customers' needs and rapid technological change; the effects of increased competition in our market and our ability to compete effectively; our ability to expand use cases within existing customers and vertical solutions; our ability to expand our operations and increase adoption of our platform internationally; our ability to strengthen and foster our relationship with developers; our ability to expand our direct sales force, customer success team and strategic partnerships around the world; our ability to identify targets for, execute on, integrate the operations of and realize the anticipated benefits of potential acquisitions; our ability to maintain, protect and enhance our brand; the sufficiency of our cash and cash equivalents to satisfy our liquidity needs; our failure or the failure of our software to comply with applicable industry standards, laws and regulations; our ability to maintain, protect and enhance our intellectual property; our ability to successfully defend litigation against us; our ability to attract large organizations as users; our ability to maintain our corporate culture; our ability to offer high-quality customer support; our ability to hire, retain and motivate qualified personnel; and our ability to maintain proper and effective internal controls. Additional risks and uncertainties that could affect our financial results are included in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the fiscal year ended January 31, 2020 filed on March 27, 2020, our quarterly report on Form 10-Q for the quarter ended July 31, 2020 filed on September 4, 2020, and other filings that we make from time to time with the with the Securities and Exchange Commission (the “SEC”). In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance using a management view, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income and non-GAAP net income per share: We define these non-GAAP financial measures as the respective GAAP measures, excluding expenses related to stock-based compensation, employer payroll tax on employee stock transactions, amortization of acquisition-related intangibles, amortization of debt discount and issuance costs from our convertible senior notes issued in September 2018, acquisition-related expenses, and, as applicable, other special items. The amount of employer payroll tax-related items on employee stock transactions is dependent on our stock price and other factors that are beyond our control and that do not correlate to the operation of the business. When evaluating the performance of our business and making operating plans, we do not consider these items (for example, when considering the impact of equity award grants, we place a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants). We believe it is useful to exclude these expenses in order to better understand the long-term performance of our core business and to facilitate comparison of our results to those of peer companies and over multiple periods.

Free cash flows: We define free cash flow as net cash provided by operating activities less purchases of property and equipment. We believe free cash flow is an important liquidity measure of the cash that is available (if any), after purchases of property and equipment, for operational expenses, investment in our business, and to make acquisitions. Free cash flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash in excess of our capital investments in property and equipment. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

Billings: We define billings as total revenues plus the change in our contract liabilities and refund liability less contract assets and unbilled accounts receivable in a given period. Billings reflects sales to new customers plus subscription renewals and additional sales to existing customers. Only amounts invoiced to a customer in a given period are included in billings. We believe billings is a key metric to measure our periodic performance. Given that most of our customers pay in annual installments one year in advance, but we typically recognize a majority of the related revenue ratably over time, we use billings to measure and monitor our ability to provide our business with the working capital generated by upfront payments from our customers.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

DOCUSIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands, except per share data)	2020	2019	2020	2019
Revenue:
Subscription	$366,617	$238,072	$971,182	$660,341
Professional services and other	16,306	11,430	50,967	38,735
Total revenue	382,923	249,502	1,022,149	699,076
Cost of revenue:
Subscription	69,905	43,178	186,645	115,769
Professional services and other	27,926	18,786	75,833	59,390
Total cost of revenue	97,831	61,964	262,478	175,159
Gross profit	285,092	187,538	759,671	523,917
Operating expenses:
Sales and marketing	209,944	149,231	576,729	430,053
Research and development	73,362	48,758	191,387	133,458
General and administrative	50,256	33,546	140,513	111,562
Total operating expenses	333,562	231,535	908,629	675,073
Loss from operations	(48,470)	(43,997)	(148,958)	(151,156)
Interest expense	(7,769)	(7,364)	(23,013)	(21,793)
Interest income and other income (expense), net	(311)	5,801	6,032	15,549
Loss before provision for income taxes	(56,550)	(45,560)	(165,939)	(157,400)
Provision for income taxes	1,941	1,038	4,916	3,552
Net loss	$(58,491)	$(46,598)	$(170,855)	$(160,952)
Net loss per share attributable to common stockholders, basic and diluted	$(0.31)	$(0.26)	$(0.92)	$(0.92)
Weighted-average number of shares used in computing net loss per share attributable to common stockholders, basic and diluted	186,423	178,314	184,767	175,303

Stock-based compensation expense included in costs and expenses:
Cost of revenue—subscription	$5,777	$3,534	$14,655	$8,931
Cost of revenue—professional services and other	6,005	3,616	15,355	11,877
Sales and marketing	36,881	24,649	93,851	68,693
Research and development	18,896	11,679	45,562	30,959
General and administrative	13,361	9,258	33,815	30,339

DOCUSIGN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in thousands)	October 31, 2020	January 31, 2020
Assets
Current assets
Cash and cash equivalents	$374,984	$241,203
Investments—current	223,590	414,939
Restricted cash	281	280
Accounts receivable, net	261,085	237,841
Contract assets—current	22,477	12,502
Prepaid expenses and other current assets	47,343	37,125
Total current assets	929,760	943,890
Investments—noncurrent	76,782	239,729
Property and equipment, net	159,652	128,293
Operating lease right-of-use assets	160,362	149,833
Goodwill	348,504	194,882
Intangible assets, net	128,414	56,500
Deferred contract acquisition costs—noncurrent	225,115	153,333
Other assets—noncurrent	22,530	24,678
Total assets	$2,051,119	$1,891,138
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$32,309	$28,144
Accrued expenses and other current liabilities	59,752	54,344
Accrued compensation	114,221	83,189
Contract liabilities—current	686,185	507,560
Operating lease liabilities—current	30,633	20,728
Total current liabilities	923,100	693,965
Convertible senior notes, net	486,149	465,321
Contract liabilities—noncurrent	14,717	11,478
Operating lease liabilities—noncurrent	169,078	162,432
Deferred tax liability—noncurrent	7,974	4,920
Other liabilities—noncurrent	24,069	6,695
Total liabilities	1,625,087	1,344,811
Stockholders’ equity
Common stock	19	18
Treasury stock	(1,048)	—
Additional paid-in capital	1,736,241	1,685,167
Accumulated other comprehensive loss	(1,140)	(1,673)
Accumulated deficit	(1,308,040)	(1,137,185)
Total stockholders’ equity	426,032	546,327
Total liabilities and stockholders’ equity	$2,051,119	$1,891,138

DOCUSIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(58,491)	$(46,598)	$(170,855)	$(160,952)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	19,479	12,655	51,455	36,916
Amortization of deferred contract acquisition and fulfillment costs	25,593	18,211	70,787	49,360
Amortization of debt discount and transaction costs	7,044	6,645	20,828	19,647
Non-cash operating lease costs	6,963	4,980	20,082	13,843
Stock-based compensation expense	80,920	52,736	203,238	150,799
Deferred income taxes	(766)	14	(1,050)	42
Other	1,699	229	1,206	(2,142)
Changes in operating assets and liabilities
Accounts receivable	(36,583)	(20,812)	(11,429)	15,084
Contract assets	(5,460)	(2,318)	(3,890)	(7,223)
Prepaid expenses and other current assets	3,553	(341)	(1,835)	(2,036)
Deferred contract acquisition and fulfillment costs	(52,225)	(27,899)	(144,639)	(77,800)
Other assets	(331)	(33)	(6,463)	926
Accounts payable	(2,620)	718	3,655	2,306
Accrued expenses and other liabilities	10,242	(9,811)	21,952	4,691
Accrued compensation	688	(9,120)	23,553	(6,693)
Contract liabilities	65,034	22,563	172,520	44,309
Operating lease liabilities	(7,296)	(3,688)	(14,394)	(10,886)
Net cash provided by (used in) operating activities	57,443	(1,869)	234,721	70,191
Cash flows from investing activities:
Cash paid for acquisition, net of acquired cash	—	—	(180,370)	—
Purchases of marketable securities	(68,982)	(223,048)	(80,649)	(753,934)
Sales of marketable securities	—	—	28,986	—
Maturities of marketable securities	103,366	216,261	404,782	460,710
Purchases of strategic investments	(5,300)	—	(5,300)	(15,500)
Purchases of other investments	—	—	(3,241)	—
Purchases of property and equipment	(19,393)	(12,280)	(64,144)	(42,071)
Net cash provided by (used in) investing activities	9,691	(19,067)	100,064	(350,795)
Cash flows from financing activities:
Payment of tax withholding obligation on RSU settlement	(113,417)	(39,310)	(247,277)	(125,288)
Proceeds from exercise of stock options	1,945	19,815	14,983	62,263
Proceeds from employee stock purchase plan	16,269	13,309	29,859	23,872
Net cash used in financing activities	(95,203)	(6,186)	(202,435)	(39,153)
Effect of foreign exchange on cash, cash equivalents and restricted cash	(1,208)	810	1,432	(310)
Net increase (decrease) in cash, cash equivalents and restricted cash	(29,277)	(26,312)	133,782	(320,067)
Cash, cash equivalents and restricted cash at beginning of period	404,542	224,423	241,483	518,178
Cash, cash equivalents and restricted cash at end of period	$375,265	$198,111	$375,265	$198,111

DOCUSIGN, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

Reconciliation of gross profit and gross margin:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2020	2019	2020	2019
GAAP gross profit	$285,092	$187,538	$759,671	$523,917
Add: Stock-based compensation	11,782	7,150	30,010	20,808
Add: Amortization of acquisition-related intangibles	3,376	1,348	7,856	4,356
Add: Employer payroll tax on employee stock transactions	1,676	715	4,450	1,908
Non-GAAP gross profit	$301,926	$196,751	$801,987	$550,989
GAAP gross margin	74%	75%	74%	75%
Non-GAAP adjustments	5%	4%	4%	4%
Non-GAAP gross margin	79%	79%	78%	79%

GAAP subscription gross profit	$296,712	$194,894	$784,537	$544,572
Add: Stock-based compensation	5,777	3,534	14,655	8,931
Add: Amortization of acquisition-related intangibles	3,376	1,348	7,856	4,356
Add: Employer payroll tax on employee stock transactions	722	337	2,183	769
Non-GAAP subscription gross profit	$306,587	$200,113	$809,231	$558,628
GAAP subscription gross margin	81%	82%	81%	82%
Non-GAAP adjustments	3%	2%	2%	3%
Non-GAAP subscription gross margin	84%	84%	83%	85%

GAAP professional services and other gross loss	$(11,620)	$(7,356)	$(24,866)	$(20,655)
Add: Stock-based compensation	6,005	3,616	15,355	11,877
Add: Employer payroll tax on employee stock transactions	954	378	2,267	1,139
Non-GAAP professional services and other gross loss	$(4,661)	$(3,362)	$(7,244)	$(7,639)
GAAP professional services and other gross margin	(71)%	(64)%	(49)%	(53)%
Non-GAAP adjustments	42%	35%	35%	33%
Non-GAAP professional services and other gross margin	(29)%	(29)%	(14)%	(20)%

Reconciliation of operating expenses:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2020	2019	2020	2019
GAAP sales and marketing	$209,944	$149,231	$576,729	$430,053
Less: Stock-based compensation	(36,881)	(24,649)	(93,851)	(68,693)
Less: Amortization of acquisition-related intangibles	(3,981)	(2,957)	(11,176)	(9,102)
Less: Acquisition-related expenses	—	—	(186)	—
Less: Employer payroll tax on employee stock transactions	(4,125)	(1,682)	(10,992)	(5,610)
Non-GAAP sales and marketing	$164,957	$119,943	$460,524	$346,648
GAAP sales and marketing as a percentage of revenue	55%	60%	56%	62%
Non-GAAP sales and marketing as a percentage of revenue	43%	48%	45%	50%

GAAP research and development	$73,362	$48,758	$191,387	$133,458
Less: Stock-based compensation	(18,896)	(11,679)	(45,562)	(30,959)
Less: Employer payroll tax on employee stock transactions	(1,752)	(712)	(5,317)	(2,888)
Non-GAAP research and development	$52,714	$36,367	$140,508	$99,611
GAAP research and development as a percentage of revenue	19%	20%	19%	19%
Non-GAAP research and development as a percentage of revenue	14%	15%	14%	14%

GAAP general and administrative	$50,256	$33,546	$140,513	$111,562
Less: Stock-based compensation	(13,361)	(9,258)	(33,815)	(30,339)
Less: Acquisition-related expenses	(336)	—	(7,776)	—
Less: Employer payroll tax on employee stock transactions	(1,406)	(735)	(4,007)	(3,057)
Non-GAAP general and administrative	$35,153	$23,553	$94,915	$78,166
GAAP general and administrative as a percentage of revenue	13%	13%	14%	16%
Non-GAAP general and administrative as a percentage of revenue	9%	9%	9%	11%

Reconciliation of income (loss) from operations and operating margin:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2020	2019	2020	2019
GAAP loss from operations	$(48,470)	$(43,997)	$(148,958)	$(151,156)
Add: Stock-based compensation	80,920	52,736	203,238	150,799
Add: Amortization of acquisition-related intangibles	7,357	4,305	19,032	13,458
Add: Acquisition-related expenses	336	—	7,962	—
Add: Employer payroll tax on employee stock transactions	8,959	3,844	24,766	13,463
Non-GAAP income from operations	$49,102	$16,888	$106,040	$26,564
GAAP operating margin	(13)%	(18)%	(15)%	(22)%
Non-GAAP adjustments	26%	25%	25%	26%
Non-GAAP operating margin	13%	7%	10%	4%

Reconciliation of net income (loss) and net income (loss) per share, basic and diluted:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands, except per share data)	2020	2019	2020	2019
GAAP net loss	$(58,491)	$(46,598)	$(170,855)	$(160,952)
Add: Stock-based compensation	80,920	52,736	203,238	150,799
Add: Amortization of acquisition-related intangibles	7,357	4,305	19,032	13,458
Add: Acquisition-related expenses	336	—	7,962	—
Add: Employer payroll tax on employee stock transactions	8,959	3,844	24,766	13,463
Add: Amortization of debt discount and issuance costs	7,044	6,645	20,828	19,647
Non-GAAP net income	$46,125	$20,932	$104,971	$36,415

Numerator:
Non-GAAP net income	$46,125	$20,932	$104,971	$36,415

Denominator:
Weighted-average common shares outstanding, basic	186,423	178,314	184,767	175,303
Effect of dilutive securities	19,425	12,478	17,623	14,503
Non-GAAP weighted-average common shares outstanding, diluted	205,848	190,792	202,390	189,806

GAAP net loss per share, basic and diluted	$(0.31)	$(0.26)	$(0.92)	$(0.92)
Non-GAAP net income per share, basic	0.25	0.12	0.57	0.21
Non-GAAP net income per share, diluted	0.22	0.11	0.52	0.19

Computation of free cash flow:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2020	2019	2020	2019
Net cash provided by operating activities	$57,443	$(1,869)	$234,721	$70,191
Less: Purchases of property and equipment	(19,393)	(12,280)	(64,144)	(42,071)
Non-GAAP free cash flow	$38,050	$(14,149)	$170,577	$28,120
Net cash provided by (used in) investing activities	$9,691	$(19,067)	$100,064	$(350,795)
Net cash used in financing activities	$(95,203)	$(6,186)	$(202,435)	$(39,153)

Computation of billings:

	Three Months Ended October 31,		Nine Months Ended October 31,
(in thousands)	2020	2019	2020	2019
Revenue	$382,923	$249,502	$1,022,149	$699,076
Add: Contract liabilities and refund liability, end of period	702,691	435,898	702,691	435,898
Less: Contract liabilities and refund liability, beginning of period	(638,790)	(412,953)	(522,201)	(390,887)
Add: Contract assets and unbilled accounts receivable, beginning of period	20,395	17,757	15,082	13,436
Less: Contract assets and unbilled accounts receivable, end of period	(26,808)	(20,805)	(26,808)	(20,805)
Add: Contract assets and unbilled accounts receivable by acquisitions	—	—	6,589	—
Less: Contract liabilities and refund liability contributed by acquisitions	—	—	(9,344)	—
Non-GAAP billings	$440,411	$269,399	$1,188,158	$736,718